UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 15, 2006
                Date of Report (Date of earliest event reported)


                          SIGMATRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                 0-23248                36-3918470
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation)                         File Number)         Identification No.)

             2201 Landmeier Road, Elk Grove Village, Illinois 60007
               (Address of principal executive offices) (Zip Code)

                                 (847) 956-8000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.

         The Audit Committee of the Board of Directors of Sigmatron International, Inc. (the "Company") recommended and approved the decision to change the Company's independent accountants. On March 15, 2006, the Company dismissed Grant Thornton LLP as its independent registered public accounting firm. The Audit Committee has identified and is in the process of engaging a successor independent registered public accounting firm.

         The audit reports of Grant Thornton LLP on the Company's consolidated financial statements for the fiscal years ended April 30, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit of the consolidated financial statements of the Company for the fiscal years ended April 30, 2005 and 2004 and through the date hereof, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton LLP's satisfaction, would have caused Grant Thornton LLP to make a reference to the subject matter of the disagreements in connection with its reports. During the fiscal years ended April 30, 2005 and 2004, and during the subsequent interim period through the date hereof, there have been no "reportable events", as defined in Item 304(a)(l)(v) of Regulation S-K.

         The Company has provided Grant Thornton LLP with a copy of this report and has requested that Grant Thornton LLP furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01         Financial Statements and Exhibits.

      (c)         Exhibits

      Exhibit No.            Description
      -----------            -----------

      Exhibit 16.1           Letter from Grant Thornton LLP dated March 15, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SIGMATRON INTERNATIONAL, INC.



Date:  March 15, 2006        By:  /s/ Gary R. Fairhead
                                  --------------------------------------------
                                  Name:  Gary R. Fairhead
                                  Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

Exhibit 16.1               Letter from Grant Thornton LLP dated March 15, 2006